Supplement dated December 29, 2020 to the Wilmington Funds Prospectus dated August 31, 2020 (the “Prospectus”)

Effective January 4, 2021, the information in the Prospectus with respect to the Wilmington Broad Market Bond Fund (the “Fund”) will be amended, supplemented or replaced as follows:

The following amends and replaces information in the sub-section entitled “Fees and Expenses” on page 30 of the Prospectus:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses	1.07%	0.82%
Fee Waivers and/or Expense Reimbursements(1)	(0.29)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	0.43%

(1)

The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A and Class I Shares will not exceed 0.78% and 0.43%, respectively, not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses. This waiver may be amended or withdrawn after January 31, 2022, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses Assuming Redemption	$526	$748	$987	$1,672
Class I
Expenses Assuming Redemption	$44	$223	$417	$977

Please keep this Supplement for future reference.

Supplement dated December 29, 2020 to the Wilmington Funds Statement of Additional Information dated August 31, 2020 (the “SAI”)

1.	Effective January 4, 2021, the information in the SAI with respect to the Wilmington Broad Market Bond Fund (the “Fund”) will be amended as follows:

Change in Expense Limitation for the Fund

The following amends and replaces information in the sub-section entitled “Who Manages and Provides Services to the Funds?” on page 74 of the SAI relating to the Fund:

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes or other extraordinary expenses expressed as an annual percentage of average daily net assets), will not exceed the expense limitations set forth below:

	EXPENSE LIMITATION
Fund	Class A	Class I	TERMINATION DATE
Large-Cap Strategy Fund	N/A	0.25%	August 31, 2021
International Fund	1.10%	0.85%	August 31, 2021
Global Alpha Equities Fund	1.49%	1.24%	August 31, 2021
Real Asset Fund	0.96%	0.71%	August 31, 2021
Diversified Income Fund	0.60%	0.35%	August 31, 2021
Intermediate-Term Bond Fund	0.84%	0.49%	August 31, 2021
Broad Market Bond Fund	0.78%	0.43%	January 31, 2022
Short-Term Bond Fund	0.73%	0.48%	August 31, 2021
Municipal Bond Fund	0.74%	0.49%	August 31, 2021
New York Municipal Bond Fund	0.82%	0.57%	August 31, 2021

	EXPENSE LIMITATION
Fund	Institutional Class	Select Class	Administrative Class	Service Class	TERMINATION DATE
U.S. Government Money Market Fund	0.27%	0.37%	0.62%	0.77%	August 31, 2021
U.S. Treasury Money Market Fund	0.25%	0.35%	0.60%	0.75%	August 31, 2021

Please keep this Supplement for future reference.